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                                                                     Exhibit 23








INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-59961 of TXU Corp. on Form S-8 of our report dated July 8, 2003, appearing in this Annual Report on Form 11-K of the TXU Thrift Plan for the year ended December 31, 2002.




DELOITTE & TOUCHE LLP

Dallas, Texas
July 15, 2003